SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) : June 25, 1999

MERRILL LYNCH MORTGAGE INVESTORS INC, (as depositor under the Pooling and Servicing Agreement, dated March 1, 1999, which forms C-BASS Trust 1999-CB1 , which will issue the C-BASS Mortgage Loan Asset-Backed Certificates, Series 1999-CB1).

                     MERRILL LYNCH MORTGAGE INVESTORS, INC.
             (Exact name of registrant as specified in its charter)


       Delaware                     333-39127-07               13-5674085
     (State or other          (Commission File Number)       (IRS Employer
     jurisdiction of                                       Identification No.)
     incorporation)


World Financial Center North Tower
250 Vesey Street, 17th Floor
New York, New York                                             10281-1315
(Address of principal executive offices)                       (Zip Code)


       Registrant's telephone number, including area code : (212) 449-1000

                                       N/A
         (Former name or former address, if changed since last report.)



                                   Page 1 of 4
                                                  This report consists of 8
                                                 consecutively numbered pages.

Item 5.    Other Events.

     This report and the attached exhibit is being filed pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended, with respect to the Registrant's C-Bass Mortgage Loan Asset-Backed Certificates, Series 1999-CB1 (the "Certificates"). The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of March 1, 1999 ( the "Agreement"), among Merrill Lynch Mortgage Investors, Inc., as depositor, Credit-Based Asset Servicing and Securitization LLC, as seller, Litton Loan Servicing LP, as servicer, and The Chase Manhattan Bank, as trustee. On June 25, 1999 distribution was made to the Certificateholders.
Specific  information  with respect to these  distributions  is filed as Exhibit
99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.    Financial Statements and Exhibits.

           (a)   Not applicable

           (b)   Not applicable

           (c)   The following exhibit is filed as part of this report:

                 Statement to Certificateholders on June 25, 1999, as Exhibit 99.1.

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                     THE CHASE MANHATTAN BANK,
                                     not in its individual capacity but solely as Trustee under the Agreement referred to herein



Date:    July 14, 1999               By:  /s/ Kimberly K. Costa
                                        Kimberly K. Costa
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number                  Description of Exhibits                    Page

        99.1             Monthly Certificateholder Statement on             5
                         June 25, 1999.

-----------------------------------------------------------------------------------------------------------------------------------
                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

DIST DATE:           06/25/99                                                                                         PAGE #      1


-----------------------------------------------------------------------------------------------------------------------------------
        ORIGINAL           PRIOR                                                                                       CURRENT
        FACE               PRINCIPAL                                                     REALIZED       DEFERRED       PRINCIPAL
CLASS   VALUE              BALANCE           INTEREST      PRINCIPAL       TOTAL         LOSSES         INTEREST       BALANCE

-----------------------------------------------------------------------------------------------------------------------------------
IA      62,477,638.00    61,090,385.85     330,906.26      401,747.74      732,654.00        0.00         0.00       60,688,638.11
IAPO        31,361.00        31,161.61           0.00           37.93           37.93        0.00         0.00           31,123.68
IM1        648,000.00       646,315.27       3,500.87          859.34        4,360.21        0.00         0.00          645,455.93
IM2        324,000.00       323,157.64       1,750.44          429.67        2,180.11        0.00         0.00          322,727.97
IM3        389,000.00       387,988.64       2,101.61          515.87        2,617.48        0.00         0.00          387,472.77
IM4         98,000.00        97,745.21         529.45          129.96          659.41        0.00         0.00           97,615.25
IB1         98,000.00        97,745.21         529.45          129.96          659.41        0.00         0.00           97,615.25
IB2        162,000.00       161,578.81         875.22          214.84        1,090.06        0.00         0.00          161,363.97
IB3        551,050.60       549,617.93       2,977.10          730.77        3,707.87        0.00         0.00          548,887.16
IIA    112,788,000.00   104,843,631.79     478,720.39    3,830,030.25    4,308,750.64        0.00         0.00      101,013,601.54
IIM1     6,714,000.00     6,714,000.00      40,228.05            0.00       40,228.05        0.00         0.00        6,714,000.00
IIM2     6,714,000.00     6,714,000.00      44,368.35            0.00       44,368.35        0.00         0.00        6,714,000.00
IIB      5,908,000.00     5,908,000.00      40,617.50            0.00       40,617.50        0.00         0.00        5,908,000.00
X                0.00             0.00           0.00            0.00            0.00        0.00         0.00                0.00
R                0.00             0.00           0.00            0.00            0.00        0.00         0.00                0.00

-----------------------------------------------------------------------------------------------------------------------------------
TOTALS 196,903,049.60   187,565,327.96     947,104.69    4,234,826.33    5,181,931.02        0.00         0.00      183,330,501.63

-----------------------------------------------------------------------------------------------------------------------------------
IAIO    64,303,873.90    62,913,804.89      97,684.92            0.00       97,684.92        0.00         0.00       62,509,558.39
-----------------------------------------------------------------------------------------------------------------------------------



-----------------------------------------------------------------------------------------  -------------------------------------
             FACTOR INFORMATION PER $1,000 OF ORIGINAL FACE                                           PASS-THROUGH RATES

                     PRIOR                                                        CURRENT                         CURRENT
                     PRINCIPAL                                                    PRINCIPAL                       PASS-THRU
CLASS  CUSIP         FACTOR          PRINCIPAL        INTEREST        TOTAL       FACTOR           CLASS          RATE

---------------------------------------------------------------------------------------------  ------------------------------------
IA     12489WAA2    977.7960212       5.296395        6.430265     11.726660     971.3657567          IA          6.500000 %
IAPO   12489WAC8    993.6421032       0.000000        1.209464      1.209464     992.4326393         IAPO         0.000000 %
IM1    12489WAD6    997.4001080       5.402577        1.326142      6.728719     996.0739660          IM1         6.500000 %
IM2    12489WAE4    997.4001235       5.402593        1.326142      6.728735     996.0739815          IM2         6.500000 %
IM3    12489WAF1    997.4001028       5.402596        1.326144      6.728740     996.0739589          IM3         6.500000 %
IM4    12489WAG9    997.4001020       5.402551        1.326122      6.728673     996.0739796          IM4         6.500000 %
IB1    N/A          997.4001020       5.402551        1.326122      6.728673     996.0739796          IB1         6.500000 %
IB2    N/A          997.4000617       5.402593        1.326173      6.728765     996.0738889          IB2         6.500000 %
IB3    N/A          997.4001117       5.402589        1.326140      6.728729     996.0739722          IB3         6.500000 %
IIA    12489WAH7    929.5637106       4.244427       33.957781     38.202208     895.6059292          IIA         5.302500 %
IIM1   12489WAJ3  1,000.0000000       5.991667        0.000000      5.991667   1,000.0000000          IIM1        7.190000 %
IIM2   12489WAK0  1,000.0000000       6.608333        0.000000      6.608333   1,000.0000000          IIM2        7.930000 %
IIB    12489WAL8  1,000.0000000       6.875000        0.000000      6.875000   1,000.0000000          IIB         8.250000 %
---------------------------------------------------------------------------------------------  -----------------------------------
TOTALS              952.5770593       4.810005       21.507165     26.317170     931.0698946

---------------------------------------------------------------------------------------------  -----------------------------------
IAIO   12489WAB0    978.38            1.519114        0.000000      1.519114     972.10               IAIO        1.863214 %
---------------------------------------------------------------------------------------------  -----------------------------------

If there are any questions or problems with this statement, please contact the Administrator listed below:

                     ---------------------------------------
                                KIMBERLY COSTA
                THE CHASE MANHATTAN BANK - STRUCTURED FINANCE SERVICES
                        450 WEST 33RD STREET, 14TH FLOOR
                            NEW YORK, NEW YORK 10001
                              TEL:  212/946-3247
                       Email: kimberly.k.costa@chase.com
                     ---------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION





-----------------------------------------------------------------------------------------------------------------------------------
                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------

   DIST DATE:           06/25/99                                                                                     PAGE #       2


                    Group 1 Available Funds                                                                          845,651.39
                    Group 2 Available Funds                                                                        4,433,964.54

Overcollateralization Information

                    Overcollateralization Amount (prior to Extra PDA)                                              2,853,198.08
                    Overcollateralization Release Amount                                                                   0.00
                    Overcollateralization Deficiency Amount                                                        3,524,702.16
                    Target Overcollateralization Amount                                                            6,377,900.24

                    Extra Principal Distribution Amount                                                              332,001.05
                    Monthly Excess Interest Amount                                                                   332,001.05
                    Monthly Excess Cashflow Amount                                                                   332,001.05
                    Overcollateralization Deficiency (After Distribution)                                          3,192,701.12
                    Overcollateralization Amount (After Distribution)                                              3,185,199.13

Fees and Advances

                    Servicing Fee                                                                                     72,740.75
                    Trustee Fee                                                                                        2,380.30
                    Lender PMI                                                                                        26,882.34
                    Total Advances                                                                                 1,436,346.70
                    Group 1 Advances                                                                                 713,607.66
                    Group 2 Advances                                                                                 722,739.04

Mortgage Loan Information

                    Total Principal Balance                                                                      186,515,701.74
                    Loan Count                                                                                            2,182
                    Weighted Average Remaining Term                                                                         306
                    Weighted Average Loan Rate                                                                         9.3189 %
                    Aggregate Amount of Prepayment                                                                 3,701,470.16
                    Aggregate Amount of Realized Losses                                                                5,682.07
                    Prepayment Interest Shortfalls (not covered by servicer)                                               0.00
                    Relief Act Shortfalls                                                                                  0.00
                    Extraordinary Trust Fund Expenses                                                                      0.00


Group 1 Loan Information

                    Principal Balance                                                                             62,980,901.07
                    Non-Po Principal Balance                                                                      62,949,709.56
                    Po Principal Balance                                                                              31,191.51
                    Loan Count                                                                                              962
                    Weighted Average Remaining Term                                                                         285
                    Weighted Average Loan Rate                                                                         8.7361 %
                    Aggregate Amount of Prepayment                                                                   320,521.70
                    Aggregate Amount of Realized Losses                                                                    0.00
                    Prepayment Interest Shortfalls (not covered by servicer)                                               0.00
                    Relief Act Shortfalls                                                                                  0.00
                    Extraordinary Trust Fund Expenses                                                                      0.00
                    Non-Po Amount of Scheduled Principal                                                              84,236.50
                    Non-Po Amount of Unscheduled Principal                                                           320,521.67
                    Po Amount of Scheduled Principal                                                                      37.90
                    Po Amount of Unscheduled Principal                                                                     0.03

Group 2 Loan Information

                    Principal Balance                                                                            123,534,800.67
                    Loan Count                                                                                            1,220
                    Weighted Average Remaining Term                                                                         316
                    Weighted Average Loan Rate                                                                         9.6097 %
                    Aggregate Amount of Prepayment                                                                 3,380,948.46
                    Aggregate Amount of Realized Losses                                                                5,682.07
                    Prepayment Interest Shortfalls (not covered by servicer)                                               0.00
                    Relief Act Shortfalls                                                                                  0.00
                    Extraordinary Trust Fund Expenses                                                                      0.00

                    Basis Risk Reserve Fund Balance                                                                    1,000.00
                    Libor Carryover Amount                                                                                 0.00



                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------


   DIST DATE:           06/25/99                                                                                     PAGE #       3


Interest Shortfalls
                    Class ia1                                                                                           0.00
                    Class ia-io                                                                                         0.00
                    Class im1                                                                                           0.00
                    Class im2                                                                                           0.00
                    Class im3                                                                                           0.00
                    Class im4                                                                                           0.00
                    Class ib1                                                                                           0.00
                    Class ib2                                                                                           0.00
                    Class ib3                                                                                           0.00
                    Class iia                                                                                           0.00
                    Class iim1                                                                                          0.00
                    Class iim2                                                                                          0.00
                    Class iib                                                                                           0.00

Number and Aggregate Principal Amounts of Mortgage Loans in Delinquency

                 --------------------------------------------------------------------
                                        Group 1
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month            222         15,531,913.19             24.66 %
                    2 Months           106          6,834,073.87             10.85 %
                    3+ Months           70          4,848,597.41              7.70 %
                    Total              398         27,214,584.47             43.21 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group 2
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month            177         17,519,416.11             14.18 %
                    2 Months            54          5,359,718.80              4.34 %
                    3+ Months           46          4,661,853.45              3.77 %
                    Total              277         27,540,988.36             22.29 %
                 --------------------------------------------------------------------

                 --------------------------------------------------------------------
                                        Group Totals
                 --------------------------------------------------------------------
                  Category         Number        Principal Balance        Percentage
                 --------------------------------------------------------------------
                    1 Month            399         33,051,329.30             17.72 %
                    2 Months           160         12,193,792.67              6.54 %
                    3+ Months          116          9,510,450.86              5.10 %
                    Total              675         54,755,572.83             29.36 %
                 --------------------------------------------------------------------


Number and Aggregate Principal Amounts of Mortgage Loans in Foreclosure

                              -------------------------------------------------------
                                                  Group 1
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  39            2,257,934.76                479.04 %
                              -------------------------------------------------------

                              -------------------------------------------------------
                                                  Group 2
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  13            1,137,307.26                  2.73 %
                              -------------------------------------------------------

                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                  52            3,395,242.02                  1.82 %
                              -------------------------------------------------------

                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION

-----------------------------------------------------------------------------------------------------------------------------------
                           C-BASS MORTGAGE LOAN ASSET-BACKED CERTIFICATES SERIES 1999-CB1
                                           STATEMENT TO CERTIFICATEHOLDERS
-----------------------------------------------------------------------------------------------------------------------------------


   DIST DATE:           06/25/99                                                                                     PAGE #       4



Number and Aggregate Principal Amounts of Bankruptcy Loans


                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                 126            8,035,659.87                  4.31 %
                              -------------------------------------------------------


Number and Aggregate Principal Amounts of REO Loans

                              -------------------------------------------------------
                                                  Group 1
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                     0.00              0.00 %
                              -------------------------------------------------------


                              -------------------------------------------------------
                                                  Group 2
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                   0                     0.00              0.00 %
                              -------------------------------------------------------


                              -------------------------------------------------------
                                                  Group Totals
                              -------------------------------------------------------
                                Number        Principal Balance        Percentage
                              -------------------------------------------------------
                                    0                     0.00              0.00 %
                              -------------------------------------------------------


                                                                                   (C) COPYRIGHT 1999, CHASE MANHATTAN CORPORATION
